UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K
CURRENT REPORT

______________________________
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2017 (April 20, 2107)
Date of Report
(Date of Earliest Event Reported)

______________________________
SYNOVUS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)
______________________________

Georgia	1-10312	58-1134883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bay Avenue Suite 500, Columbus, Georgia	31901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (706) 649-2311

__________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
The Synovus 2017 Annual Meeting of Shareholders was held on April 20, 2017. Following is a summary of the proposals that were submitted to the shareholders for approval and a tabulation of the votes with respect to each proposal.

Proposal 1
The proposal was to elect as directors the 12 nominees named in the proxy statement for Synovus’ 2017 Annual Meeting of Shareholders.

Nominee	Votes For	Vote Against	Abstentions

Catherine A. Allen	165,458,709	1,246,302	5,577,002
Tim E. Bentsen	165,960,025	739,412	5,582,576
F. Dixon Brooke, Jr.	165,958,703	740,251	5,583,059
Stephen T. Butler	150,415,603	16,249,735	5,616,675
Elizabeth W. Camp	164,380,406	2,282,878	5,618,729
Jerry W. Nix	165,434,282	1,250,347	5,597,384
Harris Pastides	165,393,432	1,292,298	5,596,283
Joseph J. Prochaska, Jr.	165,855,780	829,512	5,596,721
Kessel D. Stelling, Jr.	163,652,915	2,992,774	5,636,324
Melvin T. Stith	164,443,674	1,947,779	5,890,560
Barry L. Storey	165,970,892	726,233	5,584,888
Philip W. Tomlinson	165,835,093	865,414	5,581,506

There were 19,037,425 broker non-votes for each director on this proposal.

Proposal 2
The proposal was an advisory vote on the compensation of Synovus’ named executive officers as determined by the Compensation Committee.

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,738,785	6,375,338	7,167,890	19,037,425

Proposal 3
The proposal was to ratify the amendment to the 2010 Synovus Tax Benefits Preservation Plan to extend the Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,496,553	13,626,604	7,158,856	19,037,425

Proposal 4
The proposal was to ratify the appointment of KPMG LLP as Synovus’ independent auditor for the fiscal year ended December 31, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
189,527,913	1,693,304	98,221	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNOVUS FINANCIAL CORP.

April 26, 2017	By:	/s/ Allan E. Kamensky
Date		Allan E. Kamensky
Executive Vice President, General Counsel and Secretary